UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2014

QLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23298	33-0537669
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 16, 2014, the Company reported the financial results for its second fiscal quarter ended September 28, 2014. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section.

Discussion of Non-GAAP Financial Measures

In addition to the results presented on a generally accepted accounting principles (GAAP) basis in the press release included in Exhibit 99.1, the Company has also included certain non-GAAP financial measures. These non-GAAP financial measures include non-GAAP net income and non-GAAP net income per diluted share.

The Company believes that these supplemental non-GAAP financial measures, when presented in conjunction with the corresponding GAAP financial measures, provide useful information to investors and management regarding financial and business trends relating to its results of operations. However, non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

The Company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the Company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the Company’s core profitability with historical periods. Although the non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies, the Company believes that these non-GAAP financial measures may also assist investors in making comparisons of the Company’s core profitability with the corresponding results for its competitors. Management also believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the Company’s profitability.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the Company’s financial results in the way that management views the financial results.

The Company excludes the following items from its non-GAAP financial measures:

Stock-based compensation. Stock-based compensation consists of expenses associated with stock options and restricted stock units granted by the Company and purchases of common stock under the Company’s Employee Stock Purchase Plan. Stock-based compensation is a non-cash expense that varies in amount from period to period as a result of factors that are difficult to predict and are generally outside the control of the Company, such as the market price and associated volatility of the Company’s common stock. Accordingly, management believes these expenses are not reflective of the Company’s core operating expenses and excludes them when assessing its core operating results and from its internal budgets and forecasts.

Amortization of acquisition-related intangible assets. In connection with acquisitions, the Company records purchased intangible assets which are amortized over their estimated useful lives. The amortization is a non-cash expense which is not considered by management when assessing the core operating results of the Company. The acquisition-related intangible assets and the related amortization can vary significantly based on the size and frequency of acquisitions.

Amortization of license fee. The Company entered into a patent license agreement that covers certain products in exchange for a one-time payment. The cost of the license attributable to future periods is amortized over the license term. This license is an infrequent and unusual transaction that management does not believe is directly related to its core operating performance. The amortization of the license fee is a non-cash expense which is not considered by management when assessing the core operating results of the Company. Management excludes such amortization expense when evaluating internal performance and believes that exclusion of this expense is useful to investors in evaluating the performance of its ongoing operations between fiscal periods and relative to its competitors.

Acquisition-related charges. Acquisition-related charges include the amortization of acquired inventory valuation step-up resulting from fair value adjustments required under purchase accounting for business combinations. Management believes these charges are unrelated to the Company’s core business and does not consider these costs when assessing the core operating results of the Company.

Special charges. Special charges include exit costs, asset impairments and other costs. The exit costs include severance and related costs associated with involuntarily terminated employees, the estimated costs associated with the portion of a facility under a non-cancelable lease that the Company ceased using and other related charges. Management believes these charges are unrelated to the Company’s core business and does not consider these special charges when assessing the core operating results of the Company.

Income tax effects. Income tax expense is adjusted by the difference in the amount of tax expense that would result from the use of the non-GAAP results instead of the GAAP results when calculating the Company’s tax expense, as well as the effects of any valuation allowance adjustments related to deferred tax assets. Management believes changes in valuation allowances related to the Company’s deferred tax assets associated with non-core assets (i.e., investment securities, state tax credits and net operating loss carryforwards) are unrelated to the Company’s core business. Accordingly, management does not consider changes in valuation allowances related to such deferred tax assets when assessing the core operating results of the Company.

Each of the foregoing items has been excluded from the non-GAAP financial measures presented by the Company. Management believes that such exclusion is appropriate since these items are not reflective of the Company’s core operating activities and thus excludes them from their internal budgets and forecasts, as well as their assessment of core operating performance.

Item 8.01 Other Events

On October 16, 2014, the Company announced that its board of directors authorized a program to repurchase up to $100 million of the Company’s outstanding common stock over a period of up to 18 months. Stock will be purchased from time to time, in the open market or through private transactions, subject to market conditions. The timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors, including the Company’s stock price, corporate and regulatory requirements and other market and economic conditions.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release*, dated October 16, 2014, reporting the financial results of QLogic Corporation for its second fiscal quarter ended September 28, 2014.

*	The press release is being furnished pursuant to Item 9.01, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION

October 16, 2014	/s/ Jean Hu
Jean Hu
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release, dated October 16, 2014, reporting the financial results of QLogic Corporation for its second fiscal quarter ended September 28, 2014.